ACCOUNTS RECEIVABLE (Details) - CAD CAD in Thousands	Dec. 31, 2016	Dec. 31, 2015
ACCOUNTS RECEIVABLE
Accrued receivables	CAD 83,774	CAD 91,378
Accounts receivable - trade	33,305	22,615
Current income tax receivable	1,564	21,410
Allowance for doubtful accounts	(3,275)	(3,247)
Total accounts receivable, net of allowance for doubtful accounts	CAD 115,368	CAD 132,156